CERTIFICATIONS
I, Mark R. Fetting, certify that:
1. I have reviewed this report on
Form N-SAR of Legg Mason
Investors Trust, Inc.;
2. Based on my knowledge, this
report does not contain any untrue
statement of a material fact or
omit to state a material fact
necessary to make the statements
made, in light of the circumstances
under which such statements were
made, not misleading with respect
to the period covered by this
report;
3. Based on my knowledge, the
financial information included in
this report, and the financial
statements on which the financial
information is based, fairly present
in all material respects the financial
condition, results of operations,
changes in net assets, and cash
flows (if the financial statements
are required to include a statement
of cash flows) of the registrant as
of, and for, the periods presented
in this report;
4. The registrant's other certifying
officers and I are responsible for
establishing and maintaining
disclosure controls and procedures
(as defined in rule 30a-2(c) under
the Investment Company Act) for
the registrant and have:
a) designed such disclosure
controls and procedures to ensure
that material information relating
to the registrant, including its
consolidated subsidiaries, is made
known to us by others within those
entities, particularly during the
period in which this report is being
prepared;
b) evaluated the effectiveness of
the registrant's disclosure controls
and procedures as of a date within
90 days prior to the filing date of
this report (the "Evaluation Date");
and
c) presented in this report our
conclusions about the effectiveness
of the disclosure controls and
procedures based on our
evaluation as of the Evaluation
Date;
5. The registrant's other certifying
officers and I have disclosed, based
on our most recent evaluation, to
the registrant's auditors and the
audit committee of the registrant's
board of directors (or persons
performing the equivalent
functions):
a) all significant deficiencies in the
design or operation of internal
controls which could adversely
affect the registrant's ability to
record, process, summarize, and
report financial data and have
identified for the registrant's
auditors any material weaknesses
in internal controls; and
b) any fraud, whether or not
material, that involves
management or other employees
who have a significant role in the
registrant's internal controls; and
6. The registrant's other certifying
officers and I have indicated in this
report whether or not there were
significant changes in internal
controls or in other factors that
could significantly affect internal
controls subsequent to the date of
our most recent evaluation,
including any corrective actions
with regard to significant
deficiencies and material
weaknesses.
Date: November 27, 2002

			/s/Mark R.
Fetting
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(b) Furnish any other information
required to be included as an
exhibit pursuant to such rules and
regulations as the Commission may
prescribe.
CERTIFICATIONS
I, Marie K. Karpinski, certify that:
1. I have reviewed this report on
Form N-SAR of Legg Mason
Investors Trust, Inc.;
2. Based on my knowledge, this
report does not contain any untrue
statement of a material fact or
omit to state a material fact
necessary to make the statements
made, in light of the circumstances
under which such statements were
made, not misleading with respect
to the period covered by this
report;
3. Based on my knowledge, the
financial information included in
this report, and the financial
statements on which the financial
information is based, fairly present
in all material respects the financial
condition, results of operations,
changes in net assets, and cash
flows (if the financial statements
are required to include a statement
of cash flows) of the registrant as
of, and for, the periods presented
in this report;
4. The registrant's other certifying
officers and I are responsible for
establishing and maintaining
disclosure controls and procedures
(as defined in rule 30a-2(c) under
the Investment Company Act) for
the registrant and have:
a) designed such disclosure
controls and procedures to ensure
that material information relating
to the registrant, including its
consolidated subsidiaries, is made
known to us by others within those
entities, particularly during the
period in which this report is being
prepared;
b) evaluated the effectiveness of
the registrant's disclosure controls
and procedures as of a date within
90 days prior to the filing date of
this report (the "Evaluation Date");
and
c) presented in this report our
conclusions about the effectiveness
of the disclosure controls and
procedures based on our
evaluation as of the Evaluation
Date;
5. The registrant's other certifying
officers and I have disclosed, based
on our most recent evaluation, to
the registrant's auditors and the
audit committee of the registrant's
board of directors (or persons
performing the equivalent
functions):
a) all significant deficiencies in the
design or operation of internal
controls which could adversely
affect the registrant's ability to
record, process, summarize, and
report financial data and have
identified for the registrant's
auditors any material weaknesses
in internal controls; and
b) any fraud, whether or not
material, that involves
management or other employees
who have a significant role in the
registrant's internal controls; and
6. The registrant's other certifying
officers and I have indicated in this
report whether or not there were
significant changes in internal
controls or in other factors that
could significantly affect internal
controls subsequent to the date of
our most recent evaluation,
including any corrective actions
with regard to significant
deficiencies and material
weaknesses.
Date: November 27, 2002

			/s/Marie K.
Karpinski
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(b) Furnish any other information
required to be included as an
exhibit pursuant to such rules and
regulations as the Commission may
prescribe.